Exhibit 32.2
SECTION 906 CERTIFICATION
     In connection with the Annual Report of GAINSCO, INC. (the “Company”) on Form 10-K for the period ending December 31, 2005 as filed with the Securities and Exchange Commission (the “Report”), I, Daniel J. Coots, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Daniel J. Coots
Daniel J. Coots
Senior Vice President,
Treasurer, and Chief
Financial Officer
March 31, 2006